EX-99.2

                               SHEERVISION, INC.
                                 BALANCE SHEETS

                                                                               DECEMBER 31,
                                                                        ---------------------------
                                                                           2005            2004
                                                                        -----------     -----------
                                                                        (UNAUDITED)     (UNAUDITED)
                                             ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                           $    57,107     $        --
    Accounts receivable                                                      29,449           8,516
    Inventory                                                               104,583          80,975
    Deferred financing costs                                                190,723              --
    Due from affiliates                                                          --           4,100
    Due from shareholders                                                        --         196,203
    Prepaid trade shows                                                      53,855              --
    Other current assets                                                      4,334          49,125
                                                                        -----------     -----------
           Total current assets                                             440,051         338,919
                                                                        -----------     -----------


PROPERTY AND EQUIPMENT                                                        6,863              --
                                                                        -----------     -----------


OTHER ASSETS:
    Investment in CWTI                                                      625,000              --
                                                                        -----------     -----------

                                                                        $ 1,071,914     $   338,919
                                                                        ===========================

    LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

CURRENT LIABILITIES:
    Cash overdraft                                                      $        --     $     5,229
    Notes Payble                                                          1,250,000              --
    Accounts payable                                                        251,191         139,534
    Sales tax payable                                                         6,220           9,045
    Interest Payable                                                         43,101              --
    Deferred Income tax payable                                              22,397          33,596
    Income tax payable                                                        4,019           4,058
    Commissions payable                                                      15,400           1,159
    Due to shareholders                                                      10,192              --
                                                                        -----------     -----------
           Total current liabilities                                      1,602,520         192,621
                                                                        -----------     -----------

COMMITMENTS                                                                      --              --


STOCKHOLDERS' EQUITY (DEFICIENCY):
    Common stock - authorized 2,000,000 shares, no par value;
      issued and outstanding -1,000,000 shares having
      a stated value of $0.001 per share                                      1,000           1,000
    Retained earnings (Accumulated deficit)                                (531,606)        145,298
                                                                        -----------     -----------
           Total stockholders' equity (deficiency)                         (530,606)        146,298
                                                                        -----------     -----------
                                                                        $ 1,071,914     $   338,919
                                                                        ===========     ===========

    The accompanying notes are an integral part of these financial statements

                               SHEER VISION, INC.
                            STATEMENTS OF OPERATIONS

                                                           FOUR MONTHS ENDED
                                                              DECEMBER 31,

                                                           2005         2004
                                                        -----------  -----------
                                                        (UNAUDITED)  (UNAUDITED)
NET SALES                                                $ 906,850    $ 475,976

COST OF GOODS SOLD                                         441,634      160,043

                                                         ---------    ---------
GROSS PROFIT                                               465,216      315,933
                                                         ---------    ---------


OPERATING EXPENSES:
      Warehouse and shipping expenses                       43,104       24,901
      Selling                                              366,104      157,378
      General and administrative                           388,500      163,708
      Product development                                   10,875        8,450
                                                         ---------    ---------
                      Total operating expenses             808,583      354,437
                                                         ---------    ---------

LOSS FROM OPERATIONS                                      (343,368)     (38,504)


OTHER (INCOME) EXPENSE:
      Interest expense                                      46,687           --
      Interest income                                         (935)          --
      Depreciation and amortization                         82,488           --
                                                         ---------    ---------
                      Total other (income) expense         128,240           --
                                                         ---------    ---------

LOSS BEFORE INCOME TAX                                    (471,608)     (38,504)

PROVISION (BENIFIT) FOR INCOME TAX                              --           --
                                                         ---------    ---------

NET LOSS                                                 $(471,608)   $ (38,504)
                                                         =========    =========

    The accompanying notes are an integral part of these financial statements

                               SHEER VISION, INC.
                            STATEMENT OF CASH FLOWS

                                                                FOUR MONTHS ENDING
                                                                    DECEMBER 31
                                                             -----------------------
                                                                2005         2004
                                                             -----------  -----------
                                                             (UNAUDITED)  (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net loss                                                 $ (471,608)   $(38,504)
    Adjustments to reconcile net loss to net
        cash used in operating activities:
        Depreciation and amortization                               216          --
        Amortization of defered finance costs                    82,272          --
        Changes in assets and liabilities:
            Accounts receivable                                   8,492      16,004
            Inventory                                            35,311     (49,251)
            Deferred financing costs                           (222,422)         --
            Other current assets                                  8,730     (15,000)
            Secutity deposits                                     3,580          --
            Accounts payable                                     24,719      50,416
            Interest payable                                     43,101          --
            Sales tax payable                                    (1,474)      5,230
            Commissions payable                                 (34,349)         --
            Accrued expenses and other current liabilities         (777)      1,159
                                                             ----------    --------

NET CASH USED IN OPERATING ACTIVITIES                          (524,209)    (29,946)
                                                             ----------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
            Due from shareholders                                    --     (19,348)
            Investment in CWTI                                 (625,000)         --
            Purchase of property and equipment                   (7,079)         --
                                                             ----------    --------
NET CASH USED IN INVESTING ACTIVITIES                          (632,079)    (19,348)
                                                             ----------    --------

CASH FLOWS FROM FINANCING ACTIVITIES:
            Cash overdraft                                           --       5,229
            Due to shareholders                                 (38,442)         --
            Notes payable                                     1,250,000          --
                                                             ----------    --------
NET CASH PROVIDED BY FINANCING ACTIVITIES                     1,211,558       5,229
                                                             ----------    --------

NET CHANGE IN CASH AND CASH EQUIVALENTS                          55,270     (44,065)

CASH AND CASH EQUIVALENTS - BEGINNING                             1,837      44,065
                                                             ----------    --------

CASH AND CASH EQUIVALENTS - ENDING                           $   57,107    $     --
                                                             ==========    ========

   The accompanying notes are an integral part of these financial statements

                                SHEERVISION, INC.

       COMBINED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIENCY)

                  FOUR MONTHS ENDED DECEMBER 31, 2005 AND 2004

                                  (UNAUDITED)

                                     COMMON STOCK         ADDITIONAL                      TOTAL
                               -----------------------     PAID-IN      RETAINED   STOCKHOLDERS' EQUITY
                                 SHARES       AMOUNT       CAPITAL      EARNINGS       (DEFICIENCY)
                               ---------     ---------   -----------  ------------ --------------------
BALANCE, September 1, 2004     1,000,000     $   1,000     $     --     $ 183,802        $ 184,802

Net loss                              --            --           --       (38,504)         (38,504)
                               ---------     ---------     --------     ---------        ---------

BALANCE, December 31, 2004     1,000,000     $   1,000     $     --     $ 145,298        $ 146,298
                               =========     =========     ========     =========        =========


BALANCE, September 1, 2005     1,000,000     $   1,000     $     --     $ (59,998)       $ (58,998)

Net loss                              --            --           --      (471,608)        (471,608)
                               ---------     ---------     --------     ---------        ---------

BALANCE, December 31, 2005     1,000,000     $   1,000     $     --     $(531,606)       $(530,606)
                               =========     =========     ========     =========        =========

   The accompanying notes are an integral part of these financial statements

                               SHEER VISION, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BUSINESS

     Sheer Vision, Inc. ("the Company") was incorporated on June 19, 1999 in the State of California and is engaged in the design and sale of proprietary surgical loupes to the dental and medical markets.

     REVENUE RECOGNITION

     Revenue is recognized upon the shipment of products.

     INVENTORY

     Inventory is stated at the lower of cost (first-in, first-out method) or market and consists solely of finished goods.

     DEFERRED FINANCING COSTS

     Deferred financing costs represent legal and other fees associated with the issuance by the Company of 12% secured convertible notes in September 2005. These costs will be amortized over the one year life of the associated notes.

     INCOME TAXES

     The  Company  accounts  for  income  taxes  using the  liability  method as
     prescribed  by  Statement  of  Financial   Accounting  Standards  No.  109,
     ACCOUNTING FOR INCOME TAXES. Deferred income taxes reflect temporary differences in reporting assets and liabilities for income tax and financial accounting purposes. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

     LONG-LIVED ASSETS

     Management evaluates the recoverability of the Company's long-lived assets whenever events or changes in circumstances indicate that their carrying amounts may not be recoverable. Any impairment of value will be recognized as an expense in the statement of operations.

                               SHEER VISION, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     CONCENTRATION OF CREDIT RISK

     The Company maintains cash balances with one financial institution, which at times may exceed the Federal Deposit Insurance Corporation limit. The Company has not experienced any losses to date as a result of this policy and management believes that there is little risk of loss.

     Accounts receivable are reported net of any write-off for uncollectible accounts. Accounts are written off when significantly past due after exhaustive efforts at collection.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

NOTE 2 - INVENTORIES

     Inventories at December 31, 2005 and 2004 consists of the following:

                                      2005           2004
                                      ----           ----
            Finished goods          $104,583       $80,975
                                    ========       =======

NOTE 3 - PROPERTY AND EQUIPMENT

     Property and equipment are stated at cost less accumulated depreciation and amortization and are depreciated or amortized using the straight-line method over the following estimated useful lives:

          Furniture and Equipment           7  years
          Computer Equipment                5  years

                               SHEER VISION, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

NOTE 4 - INVESTMENT IN CLEAN WATER TECHNOLOGIES, INC.

     On December 1, 2005 the Company entered into a securities purchase agreement with two individuals to acquire all of their shares of common stock in a public company, Clean Water Technologies, Inc., for the purchase price of $625,000. As a result of the transaction, Sheer Vision, Inc. would own 4,517,800 of the common stock, par value $0.001 of Clean Water Technologies, Inc. or 54.579% of the total outstanding shares. The Board of Directors of Clean Water Technologies, Inc. approved the acquisition of all of the outstanding shares of capital stock of SheerVision, Inc., for such number of shares of Common Stock as shall equal 95% of the outstanding Common Stock (giving effect of such issuance).

NOTE 5 - NOTES PAYABLE

     On September 12, 2005 pursuant to a securities offering, the Company issued 12% secured convertible notes due September 12, 2006 in the total principal amount of $1,200,000 along with 1,200 common stock purchase warrants. Interest is payable at the date of maturity. Each investor in the offering is entitled to convert up to 22.5% of the principal amount of the notes into shares of common stock at the conversion price of $2.70 per share. The notes constitute senior secured indebtedness of the Company and are secured by a security interest in all of the Company's assets. In addition the notes are subordinated to one revolving credit facility or term loan to be provided by a commercial lender in a principal amount of not less than $250,000 or more than $1,000,000.

     In December 2005 the Company entered into an agreement with a bank for a revolving credit facility of up to $300,000. The credit line will expire on January 15, 2007. The line of credit bears interest at 1.25% above the banks prime rate and is collateralized by a security interest in all of the assets of the Company. In addition, all obligations to the bank are personally guaranteed by the two shareholders of the Company.

                               SHEER VISION, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

NOTE 6 - INCOME TAXES

     The components of the current deferred tax liability at December 31, are as follows:

                                                                2005      2004
                                                                ----      ----

     Change in accounting method from cash to accrual as of
       August 31, 2004. Company fully  recognized the effect
       of this change on its books at August 31, 2004 and for
       tax purposes is recognizing effect over four years as
       per IRC Sect 481(A)                                     $22,397   $33,596
                                                               =======   =======

     No adjustments have been made for the four month period ending December 31, 2005.

NOTE 7 - COMMITMENTS

     OPERATING LEASES

     The Company leases space under a noncancellable lease that expires in October 2007, with minimum annual rentals as follows:

            CALENDAR YEAR ENDING
            --------------------
                    2006                        $ 40,328
                    2007                          34,440
                                                --------
                                                $ 74,768
                                                ========

     Rent expense for the four month periods ended December 31, 2005 and 2004 amounted to $8,354 and $6,032, respectively.